Exhibit 10.11(a)
EXECUTION COPY
FIRST AMENDMENT
Dated at of November 13, 2006
TO
AMENDED AND RESTATED
MASTER LOAN PURCHASE AGREEMENT
As Amended and Restated as of July 7, 2006
          THIS FIRST AMENDMENT (this “Amendment”) is dated as of November 13, 2006 and amends that MASTER LOAN PURCHASE AGREEMENT, dated as of August 29, 2002 and amended and restated as of July 7, 2006. This Amendment and such Master Loan Purchase Agreement are each by and between WYNDHAM CONSUMER FINANCE, INC., a Delaware corporation, as seller (the “Seller”), WYNDHAM VACATION RESORTS, INC., a Delaware corporation formerly known as Fairfield Resorts, Inc., as co originator (“Resorts” or “FRI”), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation and a wholly-owned subsidiary of FRI, as co originator (“FMB”), KONA HAWAIIAN VACATION OWNERSHIP, LLC, a Hawaii limited liability company, as an originator (“Kona”), SHAWNEE DEVELOPMENT, INC., a Pennsylvania corporation, as an originator (“SDI”), SEA GARDENS BEACH AND TENNIS RESORT, INC., a Florida corporation (“Sea Gardens”), VACATION BREAK RESORTS, INC., a Florida corporation (“VBR”), VACATION BREAK RESORTS AT STAR ISLAND, INC., a Florida corporation (“VBRS”) (each of Sea Gardens, VBR and VBRS being wholly-owned subsidiaries of Vacation Break, USA, Inc., a wholly-owned subsidiary of FRI), PALM VACATION GROUP, a Florida general partnership (“PVG”), OCEAN RANCH VACATION GROUP, a Florida general partnership (“ORVG”) (each of Sea Gardens, VBR, VBRS, PVG and ORVG are hereinafter collectively referred to as the “VB Subsidiaries” and PVG and ORVG are hereinafter collectively referred to as the “VB Partnerships”) and SIERRA DEPOSIT COMPANY, LLC, a Delaware limited liability company, as purchaser (hereinafter referred to as the “Purchaser” or the “Company”).
          WHEREAS, the Seller, Resorts, FMB, Kona, SDI, the VB Subsidiaries and the Purchaser are parties to that Master Loan Purchase Agreement dated as of August 29, 2002 and amended and restated as of July 7, 2006 (the “Master Loan Purchase Agreement”);
          WHEREAS, the parties to the Master Loan Purchase Agreement wish to amend the Master Loan Purchase Agreement as provided herein; and
          WHEREAS, the conditions to the amendments have been satisfied;
          NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

          Section 1. Representations and Warranties.
          Subsection 6(b)(xiv)(C)(2) of the Master Loan Purchase Agreement is hereby amended and restated to read in its entirety as follows:
     (2) the original recorded Mortgage (or a copy thereof, if applicable, for Mortgages that have been submitted for recording as set forth herein) and Assignments of Mortgages in favor of the Collateral Agent (or a copy of such recorded Mortgage or Assignment of Mortgage, as the case may be, certified to be a true and complete copy thereof, if the original of the recorded Mortgage or Assignment of Mortgage is lost or destroyed), provided that, in the case of any Loan with respect to which the related Mortgage and/or deed has been removed from the Loan File for review and recording in the local real property recording office: (x) the original document shall have been returned to the Loan File no later than (1) 210 days from the related loan closing date (in the case of Loans (other than Green Loans) relating to Timeshare Properties located in the State of Florida), (2) 210 days from the date on which the related Timeshare Property is required to be deeded to an Obligor in the case of Green Loans relating to Timeshare Properties located in the State of Florida; (3) 210 days from the date on which the related Timeshare Property is required to be deeded to an Obligor in the state of Hawaii, Nevada or South Carolina and (4) in all other states 180 days from the date on which the related Timeshare Property is required to be deeded to an Obligor and (y) in the case of any Loan (other than a Green Loan) relating to a Timeshare Property located in the State of Florida, the Loan File shall contain one or more certificates from FRI’s applicable title agents in Florida to the effect that the related Mortgage has been delivered for purposes of recordation to the appropriate local real property recording office.
          Section 2. Miscellaneous.
          (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.
          (b) Effect of Amendment to Representations and Warranties. The amendment made to the representations and warranties contained in Section 1 of this Amendment shall be applicable only with respect to Loans sold by the Seller to the Purchaser on or after the date of this Amendment. Loans sold under the Agreement and the PA Supplement prior to the date of this Amendment were subject to the terms of such documents as such documents existed at the time of the sale.
          (c) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PRINCIPLES.

          IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

WYNDHAM CONSUMER FINANCE, INC.
By:	/s/ Mark A Johnson
	Name:	Mark A. Johnson
	Title:	President

WYNDHAM VACATION RESORTS, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

FAIRFIELD MYRTLE BEACH, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

SEA GARDENS BEACH AND TENNIS RESORT, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

VACATION BREAK RESORTS, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

VACATION BREAK RESORTS AT STAR ISLAND, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

PALM VACATION GROUP, by its General Partners: Vacation Break Resorts at Palm Aire, Inc.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

Palm Resort Group, Inc.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

OCEAN RANCH VACATION GROUP, by its General Partners: Vacation Break at Ocean Ranch, Inc.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

Ocean Ranch Development, Inc.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

SIERRA DEPOSIT COMPANY, LLC
By:	/s/ Mark A Johnson
	Name:	Mark A Johnson
	Title:	President

KONA HAWAIIAN VACATION OWNERSHIP, LLC
By:	Wyndham Vacation Resorts, Inc.
Its Managing Member

By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

SHAWNEE DEVELOPMENT, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer